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Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ Robert L. Hechler
                      Robert L. Hechler
                      January 27, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ Alan W. Kosloff
                      Alan W. Kosloff
                      January 28, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ Dennis E. Logue
                      Dennis E. Logue
                      January 27, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ James M. Raines
                      James M. Raines
                      January 30, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ Ronald C. Reimer
                      Ronald C. Reimer
                      January 28, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ William L. Rogers
                      William L. Rogers
                      January 30, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director of Waddell & Reed Financial, Inc. does hereby constitute and appoint Daniel C. Schulte, John E. Sundeen, Jr. and Wendy J. Hills, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.

                      /s/ Jerry W. Walton
                      Jerry W. Walton
                      January 27, 2003

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  Exhibit 24